Consolidated Quarterly Holdings Report
for
Fidelity® Commodity Strategy Central Fund
October 31, 2023
CRC-NPRT1-1223
1.901065.115
U.S. Treasury Obligations - 7.9%
	Principal Amount (a)	Value ($)
U.S. Treasury Bills, yield at date of purchase 5.4% to 5.41% 12/28/23 to 1/4/24 (b) (Cost $17,839,813)	18,000,000	17,840,389

Money Market Funds - 92.7%
	Shares	Value ($)
Fidelity Cash Central Fund 3.87% (c) (Cost $208,518,048)	208,483,532	208,525,229

TOTAL INVESTMENT IN SECURITIES - 100.6% (Cost $226,357,861)	226,365,618
NET OTHER ASSETS (LIABILITIES) - (0.6)% (d)	(1,244,510)
NET ASSETS - 100.0%	225,121,108

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Commodity Futures Contracts
CBOT Corn Contracts (United States)	103	Mar 2024	2,538,950	(28,101)	(28,101)
CBOT Corn Contracts (United States)	193	Jul 2024	4,907,025	(289,329)	(289,329)
CBOT KC HRW Wheat Contracts (United States)	33	Dec 2023	1,038,263	(92,796)	(92,796)
CBOT KC HRW Wheat Contracts (United States)	33	Mar 2024	1,058,063	(4,375)	(4,375)
CBOT Soybean Contracts (United States)	28	Jan 2024	1,834,700	(10,094)	(10,094)
CBOT Soybean Contracts (United States)	61	Mar 2024	4,040,488	(159,972)	(159,972)
CBOT Soybean Meal Contracts (United States)	211	Jan 2024	8,819,800	516,580	516,580
CBOT Soybean Oil Contracts (United States)	119	Jan 2024	3,629,262	(492,142)	(492,142)
CBOT Soybean Oil Contracts (United States)	88	Mar 2024	2,664,288	(491,599)	(491,599)
CBOT Soybean Oil Contracts (United States)	48	Jul 2024	1,454,537	(179)	(179)
CBOT Wheat Contracts (United States)	58	Dec 2023	1,613,125	(392,451)	(392,451)
CBOT Wheat Contracts (United States)	54	Mar 2024	1,580,175	(20,224)	(20,224)
CBOT Soybean Contracts (United States)	55	Jul 2024	3,710,074	(205)	(205)
CME Lean Hogs Contracts (United States)	2	Jul 2024	75,936	(7)	(7)
CME Lean Hogs Contracts (United States)	35	Feb 2024	1,048,250	48,080	48,080
CME Lean Hogs Contracts (United States)	36	Apr 2024	1,154,880	(66,106)	(66,106)
CME Live Cattle Contracts (United States)	80	Apr 2024	5,973,600	(53,235)	(53,235)
CME Live Cattle Contracts (United States)	39	Feb 2024	2,880,150	29,183	29,183
COMEX Copper Contracts (United States)	78	Mar 2024	7,195,800	(143,687)	(143,687)
COMEX Copper Contracts (United States)	41	May 2024	3,807,363	45,458	45,458
COMEX Gold 100 oz. Contracts (United States)	179	Dec 2023	35,687,110	90,358	90,358
COMEX Silver Contracts (United States)	87	Dec 2023	10,000,650	(88,953)	(88,953)
ICE Brent Crude Contracts (United Kingdom)	230	Jan 2024	19,368,300	(409,851)	(409,851)
ICE Coffee 'C' Contracts (United States)	109	Mar 2024	6,740,288	124,072	124,072
ICE Cotton No. 2 Contracts (United States)	50	Mar 2024	2,087,750	(50,696)	(50,696)
ICE Cotton No. 2 Contracts (United States)	4	Jul 2024	170,655	(15)	(15)
ICE Low Sulphur Gasoil Contracts (United States)	96	Jan 2024	7,982,400	(556,487)	(556,487)
ICE Sugar No. 11 Contracts (United States)	283	Feb 2024	8,586,446	339,682	339,682
ICE Sugar No. 11 Contracts (United States)	51	Apr 2024	1,469,126	36,724	36,724
LME Aluminum Contracts (United Kingdom)	109	Jan 2024	6,132,340	25,864	25,864
LME Aluminum Contracts (United Kingdom)	53	May 2024	3,035,244	31,240	31,240
LME Lead Contracts (United Kingdom)	26	Jan 2024	1,355,738	(54,993)	(54,993)
LME Lead Contracts (United Kingdom)	13	May 2024	681,119	(5,999)	(5,999)
LME Nickel Contracts (United Kingdom)	13	Jan 2024	1,411,800	(80,942)	(80,942)
LME Nickel Contracts (United Kingdom)	12	May 2024	1,329,048	(42,272)	(42,272)
LME Zinc Contracts (United Kingdom)	58	Jan 2024	3,519,890	(248,206)	(248,206)
LME Zinc Contracts (United Kingdom)	29	May 2024	1,770,813	(42,554)	(42,554)
NYMEX Natural Gas Contracts (United States)	479	Dec 2023	18,372,570	145,357	145,357
NYMEX NY Harbor ULSD Contracts (United States)	28	Dec 2023	3,375,238	(217,521)	(217,521)
NYMEX Gasoline RBOB Contracts (United States)	69	Dec 2023	6,419,183	(538,166)	(538,166)
NYMEX Gasoline RBOB Contracts (United States)	1	Jun 2024	101,506	(3)	(3)
NYMEX NY Harbor ULSD Contracts (United States)	3	Feb 2024	348,642	(3,329)	(3,329)
NYMEX NY Harbor USLD Contracts (United States)	25	Apr 2024	2,815,092	(174,169)	(174,169)
NYMEX WTI Crude Oil Contracts (United States)	258	Dec 2023	20,842,640	(1,700,356)	(1,700,356)

TOTAL FUTURES CONTRACTS					(5,026,416)
The notional amount of futures purchased as a percentage of Net Assets is 99.9%

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $17,840,389.
(c)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(d)	Includes $1,561,219 of cash collateral to cover margin requirements for futures contracts.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 3.87%	222,469,801	34,724,023	48,668,595	2,908,345	-	-	208,525,229	0.4%
Total	222,469,801	34,724,023	48,668,595	2,908,345	-	-	208,525,229

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Consolidated Subsidiary

Fund	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain /loss ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Geode Commodity Return Central Cayman Ltd.	42,536,827	-	-	-	-	(3,609,984)	38,926,843

The Fund invests in certain commodity-related investments through Geode Commodity Return Central Cayman Ltd., a wholly owned subsidiary (the "Subsidiary"). As of October 31, 2023, the Fund held an investment of $38,926,843 in the Subsidiary, representing 17.3% of the Fund's net assets. The Quarterly Holdings report is consolidated and includes the holdings of the Fund and the Subsidiary.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Directors (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. Treasury Obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price or official closing price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Commodity Risk - Commodity Risk is the risk that the value of a commodity will fluctuate as a result of changes in market prices.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the commodities market.

Open futures contracts at period end are presented in the Consolidated Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Consolidated Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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